                                                                    Exhibit 99.1

                                                                       EXECUTION




             STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,


                 AURORA LOAN SERVICES INC., as Master Servicer,


                                       and


                      THE CHASE MANHATTAN BANK, as Trustee


                             -----------------------


                     STRUCTURED ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-5

                                 AMENDMENT NO. 1

                             Dated as of May 1, 2001




                               Amendment No. 1 to
                                 Trust Agreement
                           dated as of October 1, 2000

                             -----------------------




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        THIS AMENDMENT NO. 1 to Trust Agreement is dated as of May 1, 2001
("Amendment No. 1"), among STRUCTURED ASSET SECURITIES CORPORATION, in its capacity as depositor (the "Depositor"), AURORA LOAN SERVICES INC., as master servicer (the "Master Servicer") and THE CHASE MANHATTAN BANK, a New York banking corporation, in its capacity as trustee (the "Trustee").

                                WITNESSETH THAT:

        WHEREAS, the Depositor, the Master Servicer and the Trustee have heretofore executed and delivered a Trust Agreement dated as of October 1, 2000 (the "Agreement"), in connection with the issuance of the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5 (the "Certificates");

        WHEREAS, Section 11.03(a) of the Agreement provides that the Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee " . .without notice to or the consent of any of the Holders . . . to make any . . . provisions with respect to matters or questions arising under th[e] Agreement";

        WHEREAS, the Trustee has received an Opinion of Counsel as provided in
Section 11.03(a) of the Agreement;

        WHEREAS, the Depositor and the Trustee now desire to amend the Agreement in order to allow for the sale of the Class B4, Class B5 and Class B6 Certificates in offshore transactions in reliance on Regulation S under the Securities Act of 1933, as amended;

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Certificateholders, as follows:

                                   ARTICLE I

                           AMENDMENT OF THE AGREEMENT

        Section 1.01. Amendment of Definitions.

              (a) The following definitions are hereby added to Article I of the
Agreement:

              Clearstream: Clearstream Banking, societe anonyme, and any successor thereto.

              Euroclear: Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

              Global Securities: The global certificates representing the Book-Entry Certificates.

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               Regulation S: Regulation S promulgated under the Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition or term contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.

              Regulation S Global Security: The meaning specified in Section 3.01(c).

              Restricted Global Security: The meaning specified in Section 3.01(c).

              (b) The definition of "Restricted Certificate" is hereby deleted in its entirety and replaced with the following:

              Restricted Certificate: Any Class B4, Class B5 or Class B6 Certificate, but excluding any Regulation S Global Security.

        Section 1.02. Amendment of Section 3.01. The following is hereby added as Section 3.01(c) of the Agreement:

               (c) The Class B4, Class B5 or Class B6 Certificates offered and sold in reliance on the exemption from registration under Rule 144A shall be issued initially in the form of one or more permanent global Certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a "Restricted Global Security"), which shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Trustee, as custodian for DTC and registered in the name of a nominee of DTC, duly executed and authenticated by the Trustee as hereinafter provided. The aggregate principal amounts of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or DTC or its nominee, as the case may be, as hereinafter provided.

               The Class B4, Class B5 or Class B6 Certificates sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A hereto added to the forms of such Certificates (each, a "Regulation S Global Security"), which shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Trustee, as custodian for DTC and registered in the name of a nominee of DTC, duly executed and authenticated by the Trustee as hereinafter provided. The aggregate principal amounts of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or DTC or its nominee, as the case may be, as hereinafter provided.

        Section 1.03. Amendment of Section 3.03. Section 3.03 of the Agreement is hereby amended as follows:


                                       2
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        (a) Section 3.03(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

               (c) By acceptance of a Restricted Certificate or a Regulation S Global Security, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein. In addition, each Holder of a Regulation S Global Security shall be deemed to have represented and warranted to the Trustee, the Certificate Registrar and any of their respective successors that: (i) such Person is not a U.S. person within the meaning of Regulation S and was, at the time the buy order was originated, outside the United States and (ii) such Person understands that such Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and that (x) until the expiration of the 40-day distribution compliance period (within the meaning of Regulation S), no offer, sale, pledge or other transfer of such Certificates or any interest therein shall be made in the United States or to or for the account or benefit of a U.S. person (each as defined in Regulation S), (y) if in the future it decides to offer, resell, pledge or otherwise transfer such Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only (A) to a person which the seller reasonably believes is a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the Act, that is purchasing such Certificates for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A or (B) in an offshore transaction (as defined in Regulation S) in compliance with the provisions of Regulation S, in each case in compliance with the requirements of this Agreement; and it will notify such transferee of the transfer restrictions specified in this Section.

               The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

               (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or the Placement Agent, an affiliate (as defined in Rule 405 under the Act) of the Depositor or the Placement Agent or (y) being made to a QIB by a transferor that has provided the Trustee with a certificate in the form of Exhibit F hereto; and

               (ii) The Certificate Registrar shall register the transfer of a
                    Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2),
                    (3) or (7) under the Act by a transferor who furnishes to the Trustee a letter of the transferee substantially in the form of Exhibit G hereto.

        (b) The following is hereby added as Section 3.03(h) of the
Agreement:

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               (h) Notwithstanding any provision to the contrary herein, so long as a Global Security representing either of the Class B4, Class B5 or Class B6 Certificates remains outstanding and is held by or on behalf of DTC, transfers of a Global Security representing any such Certificates, in whole or in part, shall only be made in accordance with Section 3.01 and this Section 3.03(h).

               (A) Subject to clauses (B) and (C) of this Section 3.03(h), transfers of a Global Security representing either of the Class B4, Class B5 or Class B6 Certificates shall be limited to transfers of such Global Security, in whole or in part, to nominees of DTC or to a successor of DTC or such successor's nominee.

               (B) Restricted Global Security to Regulation S Global Security. If a holder of a beneficial interest in a Restricted Global Security deposited with or on behalf of DTC wishes at any time to exchange its interest in such Restricted Global Security for an interest in a Regulation S Global Security, or to transfer its interest in such Restricted Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Security, such holder, provided such holder is not a U.S. person, may, subject to the rules and procedures of DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Regulation S Global Security. Upon receipt by the Trustee, as Certificate Registrar, of (I) instructions from DTC directing the Trustee, as Certificate Registrar, to be credited a beneficial interest in a Regulation S Global Security in an amount equal to the beneficial interest in such Restricted Global Security to be exchanged but not less than the minimum denomination applicable to such holder's Certificates held through a Regulation S Global Security, (II) a written order given in accordance with DTC's procedures containing information regarding the participant account of DTC and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (III) a certificate in the form of Exhibit L-1 hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities, including that the holder is not a U.S. person, and pursuant to and in accordance with Regulation S, the Trustee, as Certificate Registrar, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by the aggregate principal amount of the beneficial interest in the Restricted Global Security to be exchanged, and shall instruct Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the principal amount of the Restricted Global Security.

               (C) Regulation S Global Security to Restricted Global Security. If a holder of a beneficial interest in a Regulation S Global Security deposited with or on behalf of DTC wishes at any time to transfer its interest in such Regulation S Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Restricted Global Security, such holder may, subject to the rules and procedures DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security. Upon receipt by the Trustee, as Certificate Registrar, of (I) instructions from DTC directing the Trustee, as Certificate Registrar, to cause to be credited a beneficial interest in a Restricted Global Security in an amount equal to the beneficial interest in such Regulation S Global Security to be exchanged but not less than the minimum denomination applicable to such holder's Certificates held through a Restricted Global Security, to be exchanged, such instructions to contain information regarding the participant account with DTC to be credited with such increase, and (II) a certificate in the form of Exhibit L-2 hereto given by the holder of such beneficial interest and stating, among other things, that the Person transferring such interest in such Regulation S Global Security reasonably believes that the Person acquiring such interest in a Restricted Global Security is a QIB, is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, then the Trustee, as Certificate Registrar, will reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by the aggregate principal amount of the beneficial interest in the Regulation S Global Security to be transferred and the Trustee, as Certificate Registrar, shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security equal to the reduction in the principal amount of the Regulation S Global Security.

               (D) Other Exchanges. In the event that a Global Security is exchanged for Certificates in definitive registered form without interest coupons, pursuant to Section 3.09(c) hereof, such Certificates may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A, comply with Rule 501(a)(1), (2), (3) or (7) or are to non-U.S. persons in compliance with Regulation S under the Act, as the case may be), and as may be from time to time adopted by the Trustee.

               (E) Restrictions on U.S. Transfers. Transfers of interests in the Regulation S Global Security to U.S. persons (as defined in Regulation S) shall be limited to transfers made pursuant to the provisions of Section 3.03(h)(C).

        Section 1.04. Amendment of Exhibits. Exhibit A-1 hereto is hereby added as Exhibit L-1 to the Agreement, and Exhibit A-2 hereto is hereby added as Exhibit L-2 to the Agreement.

                                   ARTICLE II
                            MISCELLANEOUS PROVISIONS

        Section 2.01. Capitalized Terms. For all purposes of this Amendment No. 1, except as otherwise stated herein, terms used in capitalized form in this Amendment No. 1 and defined in the Agreement have the meanings specified in the Agreement.

        Section 2.02. Continuing Effect. Except as expressly amended by this Amendment No. 1, the Agreement shall remain in full force and effect in accordance with its terms.

         Section 2.03. References to Agreement. From and after the execution and delivery of this Amendment No. 1, all references to the Agreement in the Agreement, any Certificate or any other document executed or delivered in connection therewith shall be deemed a reference to the Agreement as amended hereby, unless the context expressly requires otherwise.

        Section 2.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1 or of the Certificates or the rights of the Holders thereof.

        Section 2.05. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together, shall constitute one and the same instrument.

        Section 2.06. Binding Nature of Amendment No. 1; Assignment. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        Section 2.07. Headings Not To Affect Interpretation. The headings contained in this Amendment No. 1 are for convenience of reference only, and they shall not be used in the interpretation hereof.

        Section 2.08. Effectiveness. This Amendment No. 1 shall become effective as of the date first written above.

        Section 2.09. Governing Law. THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                    * * * * *


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


        IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION, as Depositor


                              By:______________________________________
                                 Name:
                                 Title:


                              AURORA LOAN SERVICES INC.,
                              as Master Servicer


                              By:______________________________________
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK,
                              as Trustee


                              By:______________________________________
                                 Name:
                                 Title:

                                   EXHIBIT A-1






                                     A-1-1

                                   EXHIBIT L-1


                          FORM OF TRANSFER CERTIFICATE
                  FOR TRANSFER FROM RESTRICTED GLOBAL SECURITY
                         TO REGULATION S GLOBAL SECURITY
                      (Transfers pursuant to ss.3.03(h)(B)
                                of the Agreement)
      --------------------------------------------------------------------


      Re: Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-5

        Reference is hereby made to the Trust Agreement (the "Agreement") among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee, dated as of October 1, 2000. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to U.S. $________________ aggregate principal amount of Securities which are held in the form of a Restricted Global Security with DTC in the name of [name of transferor] ________________ (the "Transferor") to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Regulation S Global Security.

        In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Securities and in accordance with Rule 904 of Regulation S, and that:

               a. the offer of the Securities was not made to a person in the United States;

               b. at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;

               c. no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

               d. the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended; and

               e. the transferee is not a U.S. person (as defined in Regulation
               S).

        You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.




                                      A-1-2

                                            ------------------------------------
                                            [Name of Transferor]


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


Date:                       ,
     -----------------------  ------


                                      A-1-3

                                   EXHIBIT A-2




                                      A-2-1

                                   EXHIBIT L-2


                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                        FROM REGULATION S GLOBAL SECURITY
                          TO RESTRICTED GLOBAL SECURITY
                      (Transfers pursuant to ss.3.03(h)(C)
                                of the Agreement)
                   ------------------------------------------


               Re: Structured Asset Securities Corporation Mortgage Pass-Through
                   Certificates, Series 2000-5

        Reference is hereby made to the Trust Agreement (the "Agreement") among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee, dated as of October 1, 2000. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to U.S. $ _____________ aggregate principal amount of Securities which are held in the form of a Regulations S Global Security in the name of [name of transferor] ____________ (the "Transferor") to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Restricted Global Security.

        In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Agreement and the Securities and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion, the transferee and any such account is a qualified institutional buyer within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.


                                            ------------------------------------
                                            [Name of Transferor]


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Date:                   ,
     -------------------  ------




                                     A-2-2